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                                                                EXHIBIT 10-h-2


                                  AMENDMENT
                                      TO
                             NORDSON CORPORATION
                 EXCESS DEFINED CONTRIBUTION RETIREMENT PLAN


          The Nordson Corporation Excess Defined Contribution

Retirement Plan (hereinafter referred to as the "Plan"), as

originally established for the benefit of certain designated salaried employees effective as of November 1, 1985, and as most recently amended and restated effective as of January 1, 1988, is hereby further amended, effective upon execution hereof, to add new Section 2.5 as follows:


            2.5 VESTING OF BENEFITS. Notwithstanding any provision of the Plan other than Section 5.7 to the contrary, the excess retirement benefit of each eligible Employee determined as if he were to terminate employment on December 31, 1993, shall be fully vested and nonforfeitable on December 31, 1993.


          EXECUTED at Westlake, Ohio this _____ day of _________, 1993.


          NORDSON CORPORATION



          by _________________________

          Title ______________________